SUPPLEMENT dated November 2, 1998 to
                        PROSPECTUS dated May 1, 1998 for
                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                       VARIABLE AND FIXED ANNUITY CONTRACT
              issued by American Foundation Life Insurance Company

PIC MONEY MARKET FUND REPLACEMENT

         American Foundation Life Insurance Company ("American Foundation") proposes to replace PIC Money Market Fund with Oppenheimer Money Fund as an investment option under the Contracts described in your May 1, 1998 prospectus. On or about October 28, 1998, American Foundation and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of Oppenheimer Variable Account Funds' Money Fund for shares of Protective Investment Company's Money Market Fund currently held by the PIC Money Market subaccount of Variable Annuity Account A of American Foundation. American Foundation will also obtain approvals of state insurance regulators in any state where such approval is required by state law. The substitution will not be made until all necessary approvals are obtained.

         Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. Owners and prospective purchasers should carefully read the prospectus for Oppenheimer Variable Account Funds, which accompanied your May 1, 1998 prospectus.

         Each Owner may make one transfer of all Contract Value invested in the PIC Money Market subaccount on the date of this supplement to another subaccount or a fixed account without that transfer counting as a "free" transfer permitted under a Contract. Also, American Foundation will not exercise any rights reserved under any Contract to impose additional restrictions on transfers from the PIC Money Market subaccount to another subaccount or a fixed account until at least thirty (30) days after the proposed substitution.

         If the proposed substitution is carried out, American Foundation will send each Owner affected by the substitution a written notice that the substitution was carried out and that he or she may, within thirty (30) days after the substitution, make one transfer of all Contract Value invested in the Oppenheimer Money Fund subaccount on the date of the notice to another subaccount or a fixed account without that transfer counting as a "free" transfer permitted under a Contract.

INVESTMENT MANAGER NAME CHANGE

         The investment manager for each of the Protective Investment Company Funds, Investment Distributors Advisory Services, Inc. ("IDASI"), has changed its name to Protective Investment Advisors, Inc.


         Please keep this supplement with your May 1, 1998 prospectus for future reference.